Individuals with Highest Emoluments - Emoluments Payable to the Five Individuals with Highest Emoluments (Detail) - Five individuals with the highest emoluments [member] - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure of transactions between related parties [line items]
Salaries, allowances and benefits in kind	¥ 7,765	¥ 7,684	¥ 6,592
Performance related bonuses	5,775	4,545	4,314
Retirement scheme contributions	336	215	187
Total	¥ 13,876	¥ 12,444	¥ 11,093